UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2008

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1133 Westchester Avenue
White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)
(914) 641-2000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 18, 2008 the Company and Steven R. Loranger, its Chairman, President and Chief Executive Officer, agreed to amend and restate Mr. Loranger’s employment agreement to reflect certain technical changes intended to ensure that the agreement complies with requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and to make certain other technical changes. Mr. Loranger’s amended and restated employment agreement is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Steven R. Loranger Employment Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
Date: December 19, 2008	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
	Its:	Vice President, Secretary and Associate General Counsel